Delivering on Our Strategy

Novelis Analyst Meeting

May 19, 2005





Delivering on Our Strategy

Brian Sturgell, CEO

May 19, 2005







Safe Harbor Statement

The slides included in this presentation (the "Presentation") contain proprietary information regarding the operations of Novelis Inc. ("Novelis"). The information herein has been prepared on the basis of information provided by Alcan and other sources deemed reliable. Neither Alcan nor Novelis make any express or implied warranty or representation as to the accuracy or completeness of either the materials contained herein or any other written or oral statement. Neither Alcan nor Novelis undertake any duty to update the information contained herein. Nothing contained within this Presentation is, or should be relied upon as, a promise or representation as to the future. The projected financial information has been provided to assist in a review of strategic alternatives for Novelis. The projected financial information is based on management's analysis of information available at the time this Presentation was prepared and assumptions deemed reasonable by management. However, there is no representation, warranty or other assurance that any of the projections will be realized. Because the projected financial information is based upon estimates and assumptions about circumstances and events that have not yet taken place and are subject to change, actual results may significantly vary from projected results. Forward looking statements involve risks and uncertainty and our actual results may differ materially as a result of many factors, including our separation from Alcan; the level of our indebtedness; our ability to generate cash flow; relationships with and conditions of our customers and suppliers; prices and availability of raw materials; supply of and prices for energy; access to financing; fluctuating currencies; litigation; labor relations; economic, regulatory and political conditions in the countries in which we operate; and government regulations, including environmental, health or safety compliance. In several instances in this presentation, Commodities Research Universe (CRU) has been sourced in order to provide information regarding certain market data such as growth rates, sizes, etc. Alcan nor Novelis make any representation as to nor accept any responsibility for the accuracy of this information. Investors should conduct their own investigation and analysis of the business, data and property described herein.

Oswego Plant Tour

Oswego Plant Tour Overview

Novelis

- Technologically Sophisticated Assets
- Recycling
- Technology of Rolling
- Why The Assets Matter
- Product Mix

3 Components of the Strategy

- Technically Sophisticated Assets
- Strong, Differentiated Portfolio Mix
- Strong Financial Results

Technically Sophisticated Assets

Rolled Products Shipments by Region



Market size 2004
Total = 14,900 kt
Other
4%
North America
34%
Europe
28%
South America
4%
Asia-Pacific
30%

Source: CRU – The Aluminum Flat Rolled Products Quarterly Market Service (Feb. 2005)

Rolled Aluminum Market Product Groups

Novelis

Total Rolled Aluminum Market Size:
14,900 kt

Construction & Industrial

2004 Market Size: 6,211 kt
2002-2004 Growth CAGR: 7.2 %
2004-2009 CRU Growth Forecast: 4.6 %
Primary End Market: Construction
Key Growth Drivers: Housing starts, capital spending, economic growth

Transportation

2004 Market Size: 1,741 kt
2002-2004 Growth CAGR: 9.4 %
2004-2009 CRU Growth Forecast: 5.3 %
Primary End Market: Automotive and Truck, Bus, Trailer
Key Growth Drivers: Auto sales, environmental regulations, fuel cost



Construction & Industrial 41%
Beverage/ Food Cans 25%
Foil Products 22%
Trans-portation 12%

Beverage/food cans

2004 Market Size: 3,739 kt
2002-2004 Growth CAGR: 1.1 %
2004-2009 CRU Growth Forecast: 1.7 %
Primary End Market: Beverage cans
Key Growth Drivers: Disposable income, package choice, weather, seasonality

Foil Products

2004 Market Size: 3,222 kt
2002-2004 Growth CAGR: 7.3 %
2004-2009 CRU Growth Forecast: 4.7 %
Primary End Market: Converter foil and Household foil
Key Growth Driver: Disposable income

Market Position – Global Leader in Rolled Aluminum

- Number one rolled product supplier in the world
  - #1 in Europe
  - #2 in North America
  - #1 in Asia-Pacific
  - #1 in South America
- Leading market positions in regional and global segments
  - #1 in can, auto and foil
- Leading recycling position
- Leader in rolling technology
- Leader in continuous casting technology
- Industry position enables Novelis to participate in industry consolidation

2004 Global Aluminum Rolled Products Production(1)

100% = 15,069kt
Top 4 = 46%



Novelis
20%
Alcoa
16%
Norsk Hydro
6%
Alcan
4%
Others
54%

Note: (1) Includes aerospace products production.
Source: CRU, based on production data.

Technologically Sophisticated Assets Globally Positioned

Novelis

36 Plants, 13,000+ Employees in 11 Countries



North America	
Employees:	3,000

UNITED STATES
- Atlanta
- Aurora
- Berea
- Cleveland
- Fairmont
- Greensboro
- Logan [1]
- Louisville
- Oswego
- Terre Haute
- Warren

Canada
- Burnaby
- Kingston
- Saguenay
- Toronto

United Kingdom
- Bridgnorth
- Latchford
- Rogerstone

Germany
- Berlin
- Göttingen
- Ludenscheid
- Nachterstedt
- Norf [1]
- Ohle

Europe	
Employees:	6,500

Luxembourg
- Dudelange

Switzerland
- Sierre [2]
- Zurich
- Neuhausen

France
- Annecy
- Rugles
- Voreppe

Italy
- Borgofranco
- Bresso
- Pieve

Korea
- Seoul
- Ulsan [1]
- Yeongju [1]

Malaysia
- Bukit Raja [1]

Brazil
- Aratu
- Ouro Preto
- Petrocoque [1]
- Pinda
- Sao Paulo
- Utinga

South America	
Employees:	2,000

Asia	
Employees:	1,600

Legend:
- Manufacturing
- Recycling
- Bauxite/alumina
- Primary
- Power
- Refined Calcinated Coke
- Research & Development
- Regional Offices
- Executive Offices
- World Headquarters

Notes: (1) Jointly owned companies or facilities.
(2) Long-term lease.

Strong, Differentiated Portfolio Mix

High-end Diversified Product Portfolio and Geographical Mix

Novelis

Only producer capable of supplying high-end sheet products for global customers on four continents

Novelis Revenues by End Market


Beverage/Food Cans
36%
Transportation
15%
Foil Products
21%
Construction/
Industrial
24%
Ingot
4%

Novelis Revenues by Geography


North
America
38%
Europe
40%
Asia
15%
South
America
7%

2004 Revenues $7.8Bn

Market Stability

High-end Diversified Product Portfolio Mix

Novelis

Novelis Revenues by End Market



Beverage/Food Cans
36%
Transportation
15%
Foil Products
21%
Construction/
Industrial/Ingot
28%
Approximately
70% stable markets

2004 Revenues	North America	Europe	South America	Asia
Stable Mkts	78%	57%	86%	77%

2004 Revenues $7.8Bn

North American Total Can Consumption, by Beverage Type - 1980-2004



Total Can Shipments
Millions of cans
120,000
100,000
80,000
60,000
40,000
20,000
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
Total Can Shipments
Soft Drink Shipments
Beer Shipments

Auto vs. Industrial Production (IP) Growth (US)



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
IP
Auto

Foil vs. Industrial Production (IP) Growth (US)



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
IP
Foil

Distributor vs. Industrial Production (IP) Growth (US)



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
IP
Distributor

Strong Financial Results

3 Key Components of the Novelis Strategy

Technically Sophisticated Assets

↓

Differentiated Portfolio Mix – a strong mix of products in stable markets

↓

Strong Financial Results – a conversion company, not a metals company

Strategic Management Approach

Novelis

The 'fact base' is the cornerstone of the strategy development process

Approach	What It Means to Novelis
Market Segmentation	*Defining markets in insightful ways*
Financial Assessment	*Creating a granular view of financial sources & drivers of profitability by product, customer, etc.*
Competitive Position	*Understanding current & future customer needs, as well as cost and offer position vs. competitors*
Market Economics	*Identifying attractive market segments based on size and growth of profit pools*
Comp. Bus. Models	*Anticipating and pre-empting competitor actions*
Strategic Pos. & Valuation	*Understanding levers we can pull to drive value growth*
New Market Assessment	*Prioritizing incremental investment into adjacent or related market segments*
Strategic Issues & Opps.	*Focusing management on the highest value issues & opportunities for the business*

Strategic Management Approach

Fact Base


EVA per Tonne
+
0
–
Product A
Product B
Product C
Product D
Product E
Product F
Product G
Product H
Product I
Product J
Capital Employed


Profitable (Avg. EVA > 0)
Market Economics
EVA = 0
Unprofitable (Avg. EVA < 0)
Positive EVA
Negative EVA
Disadvantaged
EVA = 0
Advantaged
Competitive Position
A
B
C
D
E
F
G
H
I
J

Alternative Business Models


Value
Current Strategy
Alt. #1
Alt. #2
Alt. #3

Implementation Plan and Performance Commitments

Financial Growth Strategy

Regional Income & LME Price



250
200
150
100
50
0
US$, mm
150%
100%
50%
0%
LME, indexed to 1Q03
Q1
Q2
Q3
Q4
Quarter
Total Company - 2003
Total Company - 2004
Total Company - 2005
LME 3 month price (indexed to 1Q03) - 2003
LME 3 month price (indexed to 1Q03) - 2004
LME 3 month price (indexed to 1Q03) - 2005

Rolled Products Shipments and Growth Rates by Region

Novelis

MARKET SIZE 2004


Other
4%
North
America
34%
Asia-
Pacific
30%
South
America
4%
Europe
28%

Total 14,900 kt

REGION	HISTORICAL GROWTH 2002-2004 (CAGR)	CRU FORECAST GROWTH 2004-2009 (CAGR)
North America	4.0 %	1.2 %
Europe	3.4 %	3.8 %
South America	3.3 %	5.2 %
Asia-Pacific	11.3 %	6.6 %
Other	4.8 %	5.9 %
Total	**5.8 %**	**4.0 %**

Source : CRU – The Aluminum Flat Rolled Products Quarterly Market Service (Feb. 2005)

Examples of Cost Cutting Activities

Novelis

- 4Q04 – Plant closure at Flemalle, Belgium (Pechiney)
- 3Q04 – Plant closure at Falkirk, Scotland, consolidated into UK aluminum sheet rolling activities in Rogerstone, Wales
- 2004 – Closures of corporate offices in Germany & UK
- 2001 Restructuring program
  - A detailed business portfolio review was undertaken to identify high cost operations, excess capacity and non-core products. Implemented a restructuring program resulting in a series of plant sales, closures, restructurings, and divestments.

Novelis Strategy

3 Key Components of the Novelis Strategy

Technically Sophisticated Assets

↓

Differentiated Portfolio Mix – a strong mix of products in stable markets

↓

Strong Financial Results – a conversion company, not a metals company

Focus and Strategy

Novelis


Longer-Term Strategy
Maximize Shareholder Value by:
• Increase Dividend
• Share Buyback
• Growth Opportunities
• Investment
• Further De-levering
5X
3X
1X
Total Debt to EBITDA
Near-Term Focus
Maximize Shareholder Value by:
• De-levering
• Reducing Costs
• Portfolio Optimization

2005

Debt down from $2.95b @ Spin to $2.88b @ 1Q05
1Q05 Regional Income up 14% from 1Q04, 57% from 4Q04

3 Components of the Strategy

Technically Sophisticated Assets

Strong, Differentiated Portfolio Mix

Strong Financial Results

Novelis

Delivering on Our Strategy

Martha Brooks – COO

May 19, 2005





Market Position – 2004
Global Leader in Rolled Aluminum

Novelis

2004 Global Aluminum Rolled Products[1]

100% = 15,069kt
Top 4 (46%)

Novelis:
- Global
- Non-Integrated
- Can/Auto/Litho/ Foil

Norsk Hydro:
- Regional
- Integrated
- Foil/Litho/Can



Novelis
20%
Alcoa
16%
Norsk Hydro
6%
Alcan
4%
Others
54%

Alcan:
- Regional
- Integrated
- Aerospace/Can

Alcoa:
- Global
- Integrated
- Can/Aerospace/Industrial

Source: CRU, based on production data.
Note: (1) Includes aerospace products production.

Technologically Sophisticated Assets Globally Positioned

Novelis

36 Plants, 13,000+ Employees in 11 Countries



North America	
Employees:	3,000

UNITED STATES
- Atlanta
- Aurora
- Berea
- Cleveland
- Fairmont
- Greensboro
- Logan [1]
- Louisville
- Oswego
- Terre Haute
- Warren

Canada
- Burnaby
- Kingston
- Saguenay
- Toronto

United Kingdom
- Bridgnorth
- Latchford
- Rogerstone

Germany
- Berlin
- Göttingen
- Ludenscheid
- Nachterstedt
- Norf [1]
- Ohle

Europe	
Employees:	6,500

Luxembourg
- Dudelange

Switzerland
- Sierre [2]
- Zurich
- Neuhausen

France
- Annecy
- Rugles
- Voreppe

Italy
- Borgofranco
- Bresso
- Pieve

Brazil
- Aratu
- Ouro Preto
- Petrocoque [1]
- Pinda
- Sao Paulo
- Utinga

South America	
Employees:	2,000

Korea
- Seoul
- Ulsan [1]
- Yeongju [1]

Malaysia
- Bukit Raja [1]

Asia	
Employees:	1,600

Legend
- Manufacturing
- Recycling
- Bauxite/alumina
- Primary
- Power
- Refined Calcinated Coke
- Research & Development
- Regional Offices
- Executive Offices
- World Headquarters

Notes: (1) Jointly owned companies or facilities.
(2) Long-term lease.

Industry Structure – Consolidating

North America

100% = 4,925kt

1.2% CAGR



Others
27%
Alcoa
31%
Wise
6%
Arco
4%
8%
Commonwealth
24%
Novelis

Europe

100% = 5,461kt

4.0% CAGR



Novelis
19%
Others
36%
14%
Norsk Hydro
12%
Alcan
Corus
7%
12%
Alcoa

South America

100% = 506kt

5.3% CAGR



Others
11%
Alcasa
11%
Novelis
48%
Alcoa
12%
18%
CBA

Asia-Pacific

100% = 4,177kt

6.6% CAGR



Novelis
11%
Unifus
10%
Sumitomo
8%
4%
Alcoa
Others
59%
8%
Kobe

2004 Data
Source: CRU
Note: CAGRs above per CRU forecast (2004 – 2008).

Europe includes Africa and Middle East. North America includes Mexico.
Asia-Pacific includes China's volume which is not segmented by manufacturer.

Executing the Strategy

Novelis

What Makes Novelis Unique?

- Technically sophisticated assets - globally positioned
  - Top drawer R&D
  - Best practices leveraged globally
  - Steady cost and quality improvement
- Strong and differentiated portfolio
  - Markets not vulnerable to economic cycles
  - Global customers
- Strong Financial Results
  - Not a volatile metals company
  - Metal pass through pricing
  - Strong, steady cash flows

North America

Novelis

- Technically Sophisticated Assets
  - Constant cost and productivity improvement
  - Technical upgrading of product
  - Grow profits in mature markets with the right portfolio
- Strong and Differentiated portfolio
  - Weaker players and plants still dropping out
  - Heavy participation in can, foil and automotive
  - New product introduction opportunities

North America



$ in Millions
In KT
300
250
200
150
100
50
0
1,200
1,000
800
600
400
200
0
N.A. Regional Income
N.A. Rolled Product Shipments
1,120
1,042
1,115
218
176
240
2002
2003
2004
Regional Income
Rolled Product Shipments

Europe

Novelis

- Technically sophisticated assets
  - Norf is largest mill in the world, very advanced
  - Strong position in continuous cast
- Strong and differentiated portfolio
  - Can growing fast in Middle East and Eastern Europe
  - Conversion from steel in Western Europe
  - Highest grade litho growing rapidly globally
  - Only automotive supplier producing on 2 continents
  - Significantly more product diversity

Europe



$ in Millions
In KT
250
200
150
100
50
0
1,200
1,000
800
600
400
200
0
Europe Regional Income
Europe Rolled Product Shipments
853
860
984
$127
$175
$200
2002
2003
2004
Regional Income
Rolled Product Shipments

South America

- Technically sophisticated assets
  - Only hot rolling mill in region
  - Utilize 90% of output from our smelters
  - Very successful recycling
- Strong and differentiated portfolio
  - Only producer of can sheet
  - Imports are not competitive
  - Built an export portfolio which insulates us from economic downturns

South America



$ in Millions
In KT
S. America Regional Income
S. America Rolled Product Shipments
160
140
120
100
80
60
40
20
0
250
200
150
100
50
0
186
204
234
$86
$88
$134
2002
2003
2004
Regional Income
Rolled Product Shipments

Asia

Novelis

- Technically sophisticated assets
  - Success in application of our knowledge in Korea to improve quality and output
  - Malaysian operation has strong position in coated market
- Strong and differentiated portfolio
  - Can is growing extremely fast: New equipment enables further 20% growth in can business
  - Second largest seller into fast growing Chinese market with high grade product portfolio
  - Beginning to penetrate Japanese market

Asia



$ in Millions
In KT
90
80
70
60
50
40
30
20
10
0
500
450
400
350
300
250
200
150
100
50
0
Asia Regional Income
Asia Rolled Product Shipments
320
385
452
$41
$69
$80
2002
2003
2004
Regional Income
Rolled Product Shipments

All Mills Are Not Created Equal



Continuous Casting
Hot Mill
Melting Furnace
Continuous caster
Sheet ingot casting
Ingot scalper
Homogeni- zation
Coil cooling
Cold rolling
Hot mill

Finishing Equipment :

- Heat Treat
- Chemical Cleaning
- Coating
- Tension leveling
- Edge trimming
- Slitting to narrow widths
- Laser Blanking
- Surface engineering
- ... and more

DC vs. CC Product Capabilities

Novelis



Continuous Casting
Melting Furnace
Continuous caster
Hot Mill
Sheet ingot casting
Ingot scalper
Homogeni-zation
Coil cooling
Cold rolling
Hot mill

CC route

- Common alloy
- Building sheet
- Foil stock
- Fin stock

Hot Mill route

All the above

Plus :

- Can Body
- Can End
- Auto sheet
- Litho sheet
- Bright Sheet
- Brazing sheet
- Plate
- High Mag

Technically Sophisticated Assets

Novelis

- Our people are driven for innovation:
  - Step changes that differentiate our quality, cost and speed to market
  - New technically differentiated products that enhance portfolio mix
- Rolling experience and technology shared across 36 plants
  - Patents, collective knowledge of people is critical
  - Buying top-of-line equipment does not guarantee success
  - Greenfield plants and large new lines take longer

Technically Sophisticated Assets
Novelis Asset Values

Novelis

	Value of Assets
Replacement Value	$10 to $15 billion
Original Cost	$5.5 billion
Net Book Value	$2.2 billion

Strong and Differentiated Portfolio

Novelis

- Dynamic selection process
- Constant improvement to distance our products and services from competitors and drive value
- Tremendous diversity of choice given quality of assets around the world

Novelis



$ in Millions
In KT
700
600
500
400
300
200
100
0
3,000
2,500
2,000
1,500
1,000
500
0
Regional Income
Novelis Rolled Product Shipments
2,479
2,491
2,785
$472
$508
$654
2002
2003
2004
Regional Income
Rolled Product Shipments

Delivering on Our Strategy

Geoff Batt – SVP & CFO

May 19, 2005





Financial Agenda

Novelis

- Historical BGP vs. Regional Income
- First Quarter Highlights
- FAS 133 – Mark-to-Market Accounting
- Norf and Other JV Accounting
- Pass-through Metal Pricing
- 2005 Business Group vs. Regional Income Guidance

Historical BGP vs. Regional Income

New Reporting Structure Regional Income vs. Business Group Profit

- Regional Income and Business Group Profit both exclude Asset Impairment and FAS 133 activity and include JV Profit
- The differences between the two are the following:

	Regional Income	BGP
– Regional Overheads	Includes All	Includes Some
– Pension Expense	Includes All	Service Cost Only
– Rationalization	Excludes All	Includes Some
– Restructuring	Excludes All	Includes Some

Regional Income

- Represents the way management is evaluated
  - From both a strategic and compensation standpoint
- Regional management is responsible for their region
- Narrowed the scope and simplified the calculation

Reconciliation of Total Regional Income

(US$ millions)	First Quarter 2005	First Quarter 2004	Fourth Quarter 2004
Regional Income			
Novelis North America	57	69	32
Novelis Europe	57	42	38
Novelis Asia	30	20	18
Novelis South America	38	28	28
Total Regional Income	182	159	116
Corporate Office	(27)	(10)	(18)
Additional Items for Reconciliation			
Equity accounted joint venture eliminations	(11)	(11)	(16)
Change in fair market value of derivatives	19	49	40
Restructuring, rationalization & impairment	1	7	(74)
Depreciation & amortization	(58)	(61)	(68)
Interest	(44)	(19)	(19)
Income before income taxes and other items	62	114	(39)

The attached table summarizes the reconciliation of Regional Income to Income before income taxes and other items. Regional Income comprises earnings before interest, taxes, depreciation and amortization excluding certain items, such as corporate office and asset, restructuring, rationalization, goodwill impairments, and the change in fair market value of our derivatives, which are not under the control of the regional management. These items are managed by the company's head office, which focuses on strategy development and oversees governance, policy, legal, compliance, human resources and finance matters. Financial information for individual regional groups includes the results of certain joint ventures on a proportionately consolidated basis, which is consistent with the way the regional groups are managed. Under U.S. GAAP, these joint ventures are accounted for under the equity method. Therefore, in order to reconcile to income before income taxes and other items, the regional income of these joint ventures is removed from total regional income for the company and the net after-tax results are reported as equity income. The change in the fair market value of derivatives has been removed from individual business group results and is shown on a separate line. This presentation provides a more accurate portrayal of underlying regional group results and is in line with the company's portfolio approach to risk management.

1st Quarter Highlights

Recap of 1st Quarter Performance Highlights

- Growth in regional income of 14%
  - Despite the fact that foreign currency and metal price impact were both negative
  - Volume growth
  - Price improvement
  - Portfolio enhancements
  - Continued emphasis on costs
- Free cash flow of $76 million
  - Growth in the business
  - Working capital improvements
- Paid down $70 million of long-term debt
  - Maximizing value agenda through delevering

Capital Expenditures by Quarter


$ in Millions
80
70
60
50
40
30
20
10
0
Q1
Q2
Quarter
Q3
Q4
Total Company - 2003
Total Company - 2004
Total Company - 2005

FAS 133 Mark to Market Accounting

Recap of 1st Quarter Performance – FAS 133 Activity (pre-tax, GAAP basis)

Novelis


80
60
40
20
0
(20)
(40)
(60)
$ in millions
59
14
(45)
1/1 - 1/5
1/6 - 3/31
1Q05
Mark-to-market

- Jan 1 – Jan 5 – Meaningful drop in aluminum prices
  - No retained earnings impact (reduced owner's net investment)
- Jan 6 – March 31 – Aluminum prices rebound
  - Flowed through retained earnings

Novelis FAS 133 Hedge Accounting

Novelis

- Overview of FAS 133:
  - Our derivatives are normally forward:
    - Metal price contracts
    - Metal call options to protect ceiling prices
    - Foreign exchange contracts
    - Interest rate swaps
    - Energy contracts
  - Derivatives - reported at fair value on balance sheet
  - Changes in fair value of derivatives not qualifying as a hedge are recorded currently in earnings
  - Over time, as hedges close out, mark to market gains/losses will net to zero

Criteria for Obtaining Hedge Accounting

Novelis

- Requires formal documentation and extensive financial analysis at hedge inception for both the hedge relationship and hedge strategy
- Analysis includes prospective assessment of effectiveness based on regression analysis, forward rate curves and other techniques
- In order for a hedge to be effective, derivative must be "highly effective" in offsetting changes in the exposure
  - This means that a loss incurred by the exposure must be offset within an 80% to 125% ratio by the gain on the hedging instrument

FAS133 Hedging Implementation

Novelis

- The following items will be analyzed and proposed for hedge accounting by year end 2005:
  - Interest Rate Hedges
  - Metal Hedges
  - Foreign Currency Hedges
  - Energy Contracts and Hedges
- Hedge accounting treatment is effective starting on the date of designation

FAS 133 vs. Income Before Taxes (Segmented Profit Basis)



In $ millions
250
200
150
100
50
0
136
204
225
9
20
77
2002
2003
2004
FAS 133
Income Before Taxes

Norf and Other JV Accounting

Norf and Other JV Accounting
Income Statement

Novelis

- Income Statement, Novelis share (in $ millions)

	2004	2003
JV Regional Income	$ 48	$ 42
Depreciation	(37)	(32)
	11	10
Interest Exp & Other	(2)	(1)
Pre-Tax Income	9	9
Income Taxes	3	3
Net Income	$ 6	$ 6

Norf and Other JV Accounting Cash Flows

Novelis

- Cash Flows, Novelis share (in $ millions)

	2004	2003
Net Income	$ 6	$ 6
Depreciation	37	32
Cap Ex	(16)	(14)
Operating Cash Flows	$ 27	$ 24

Pass Through Metal Pricing

Pass Through Metal Pricing – Price Ceilings

Novelis

- Price ceiling on North America can sheet business
- Until the price ceiling is hit, customers pay the price of the metal
- Effective hedging policy minimizes risk
  - Volume from smelters used as a natural hedge
  - Benefit from spreads between UBC and LME prices
  - Purchase call options
    - 100% hedged for upcoming 6 months
    - Two thirds hedged for the following 3 months
    - One-third hedged for the last 3 months
  - Exposure to price ceiling was mitigated in 1st quarter due to effective hedging policy

Pass Through Metal Pricing – Metal Timing Differences

Novelis

- Approximately 10% of our business sold on 6 month average metal price
- Balance is 2 month lag, tolling, but majority is 1 month lag
- Purchases are normally 1 month lag basis for ingot, spot price for scrap
- Metal portion of sales invoices is as above
- Metal portion of cost of sales on weighted average cost basis
- Results in differences on a monthly basis, but equalizes over time

Business Group Profit (BGP) vs. Regional Income (RI) Guidance

Old Metric:	
BGP Guidance – 5-10% Growth	
2005 BGP Range	
2004 Total BGP =	$597mm
5-10% Growth =	$30-60mm
2005 BGP =	$627-657mm

New Metric:	
RI Guidance – 5-10% Growth	
2005 BGP Range	
2004 Total RI =	$654mm
5-10% Growth =	$33-65mm
2005 RI =	$687-719mm

Novelis

Novelis Inc.

Question & Answer Session